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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   February 3, 2004
                                                  ------------------------------

                        Selective Insurance Group, Inc.
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             (Exact name of registrant as specified in its charter)

                   New Jersey                      0-8641         22-2168890
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       (State or other jurisdiction            (Commission      (IRS Employer
             of incorporation)                 File Number)  Identification No.)

        40 Wantage Avenue, Branchville, New Jersey                       07890
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                  (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code        (973) 948-3000
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                                      n/a
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         (Former name or former address, if changed since last report.)


Item 7.     Exhibits

            (c) 99.1 Press Release of Selective Insurance Group, Inc. dated February 3, 2004.

Item 12.    Results of Operations and Financial Condition

            On February 3, 2004, Selective Insurance Group, Inc. (the "Company") issued a press release announcing the results for the fourth quarter 2003 and for year ended December 31, 2003. The press release is attached hereto as
Exhibit 99.1 and is being furnished, not filed, under Item 12 to this Report on Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SELECTIVE INSURANCE GROUP, INC.
                                    (Registrant)


Date:  February 3, 2004             By: /s/ Michele N. Schumacher
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                                    Name:  Michele N. Schumacher, Esq.
                                    Title:  Vice President, Corporate Secretary
                                            & Corporate Governance Officer



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                                  EXHIBIT INDEX

Exhibit No.            Description
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99.1                   Press Release dated February 3, 2004.